                                                                    EXHIBIT 99.9


(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                             (THE WINTER GROUP LOGO)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

WE NEED THESE MATRICES IN ADDITION TO STRATS

AGGREGATE LOANS
                                                                                                                      % Second Lien
               % of total                                                                                             (Simultaneous
FICO              deal       Avg LTV      Max LTV     % Full Doc  % Owner Occ      % IO         WAC        MARGIN       or Silent)
500-519             0.70        75.57        90.00        31.04        91.25         0.00        8.967        6.274            0
520-539             1.36        74.13        85.00        43.05       100.00         0.00        8.466        6.793            0
540-559             2.69        74.96        95.00        67.19        96.42         3.96        8.290        7.166            0
560-579             3.37        77.15        95.00        74.51        95.40         4.87        7.745        6.119            0
580-599             5.14        78.30        95.00        57.17        95.41        15.56        7.362        6.342            0
600-619             7.00        78.57       100.00        56.50        87.63        16.39        7.292        5.765            0
620-639            11.05        77.03       100.00        24.71        81.34        60.18        7.022        3.849            0
640-659             9.15        78.11       100.00        29.87        70.51        51.00        7.347        4.448            0
660-679            12.29        78.98       100.00        19.16        75.66        51.34        7.119        3.814            0
680-699            17.04        77.00        95.00        20.27        69.66        60.71        7.038        3.448            0
700-719             7.74        74.46        95.00        19.75        56.17        56.15        7.206        3.527            0
720-739            10.45        78.77       100.00        28.86        48.54        68.24        7.002        3.218            0
740-759             4.62        77.79        95.00        26.12        50.32        61.39        7.040        3.614            0
760-779             4.03        77.44        82.38        25.61        47.28        60.89        6.801        2.961            0
780-800             2.53        77.04       100.00        38.15        57.01        67.16        6.800        3.680            0
800+                0.72        71.98        95.00        50.92        34.98        46.21        7.037        4.332            0
Not Available       0.14        79.85        80.00        33.74        13.24        53.02        7.223        2.750            0

IO LOANS
                                                                                                           % Second Lien
               % of total                                                                                  (Simultaneous
FICO              deal       Avg LTV      Max LTV     % Full Doc  % Owner Occ        WAC        MARGIN       or Silent)
500-519
520-539
540-559             0.07        95.00        95.00       100.00       100.00        8.700        8.700
560-579             0.11        89.66        89.66       100.00       100.00        7.500        5.750
580-599             0.16        81.21        95.00        27.01       100.00        7.286        6.360
600-619             0.80        82.29        95.00        56.20       100.00        6.768        5.732
620-639             1.15        77.58       100.00        26.95        85.01        6.917        3.503
640-659             6.64        79.43        95.00        28.37        72.82        7.296        4.223
660-679             4.66        79.20        98.88        20.14        75.98        7.046        3.469
680-699             6.30        76.74        95.00        18.05        70.45        6.967        3.320
700-719            10.33        73.69        80.02        18.05        56.85        7.010        3.282
720-739             4.34        78.42        97.52        28.72        47.88        6.910        3.189
740-759             7.13        76.83        80.01        33.30        45.55        6.995        3.486
760-779             2.83        77.30        80.01        24.55        58.58        6.641        2.887
780-800             2.45        78.79       100.00        43.01        64.38        6.815        3.703
800+                1.70        76.61        80.00        32.47        63.58        7.029        4.783
Not Available       0.33        80.00        80.00         0.00         0.00        7.500        2.750

IF THE DEAL HAS DEEP MI - WE WANT THE FOLLOWING:

For Non-MI Loans-only
By LTV Bucket            % of total deal     Avg FICO          %<550 FICO         %full doc           %non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%
86%-90%
91%-95%
96%-100%

WE NEEDS STRATS BROKEN OUT IN THIS FORMAT FOR TOTAL ARMS, TOTAL FIXED, TOTAL IO LOANS SEPARATELY

WE ALSO NEED THIS FOR THE TOTAL POOL COMBINED

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            ORIGINAL         PRINCIPAL
                            NUMBER OF       PRINCIPAL     BALANCE AS OF    AVG CURRENT    WA GROSS      WA                    WA
RANGE ($)                     LOANS          BALANCE       CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
0-24,999.01                         14   $    301,000.00           0.08   $   21,326.80      8.533      52.44                   595
25,000.01 - 50,000.00              183   $  7,320,733.24           1.84   $   39,714.70      8.379      72.24                   596
50,000.01 - 75,000.00              224   $ 14,212,609.96           3.58   $   63,212.81      7.802      76.26                   624
75,000.01 - 100,000.00             195   $ 17,019,785.78           4.29   $   87,043.03      7.586      78.13                   639
100,000.01 - 125,000.00            193   $ 21,614,379.03           5.45   $  111,875.21      7.427      78.54                   663
125,000.01 - 150,000.00            179   $ 24,697,668.45           6.22   $  137,882.11      7.372      78.55                   667
150,000.01 - 175,000.00            148   $ 23,996,344.00           6.05   $  162,066.98      7.201      79.15                   678
175,000.01 - 200,000.00            139   $ 26,059,752.72           6.57   $  187,389.95      7.291      77.94                   658
200,000.01 - 225,000.00             98   $ 20,944,346.07           5.28   $  213,582.75      7.329      77.75                   668
225,000.01 - 250,000.00            115   $ 27,353,605.00           6.89   $  237,775.83      7.329      78.51                   665
250,000.01 - 275,000.00             83   $ 21,907,049.00           5.52   $  263,874.71      7.242      79.95                   679
275,000.01 - 300,000.00             82   $ 23,690,983.00           5.97   $  288,822.51      7.027      76.60                   681
300,000.01 - 333,700.00             73   $ 23,163,417.71           5.84   $  317,191.69      7.075      77.63                   677
333,700.01 - 350,000.00             48   $ 16,490,075.00           4.16   $  343,483.06      7.209      76.10                   671
350,000.01 - 600,000.00            232   $101,729,468.00          25.63   $  438,234.80      6.953      78.36                   675
600,000.01 -1,000,000.00            34   $ 25,059,550.00           6.31   $  736,619.11      6.704      70.04                   689
1,000,000.01 AND GREATER             1   $  1,300,000.00           0.33   $1,300,000.00      6.500      65.00                   698
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,860,766.96         100.00   $  194,279.00      7.194      77.44                   668

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
RANGE ($)                     LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
0-24,999.01                         14   $    298,575.20           0.08   $   21,326.80      8.533      52.44                   595
25,000.01 - 50,000.00              186   $  7,416,926.79           1.87   $   39,875.95      8.362      71.96                   596
50,000.01 - 75,000.00              223   $ 14,159,612.29           3.57   $   63,496.02      7.797      76.39                   625
75,000.01 - 100,000.00             193   $ 16,824,311.29           4.24   $   87,172.60      7.592      78.20                   639
100,000.01 - 125,000.00            194   $ 21,715,360.32           5.48   $  111,934.85      7.432      78.52                   662
125,000.01 - 150,000.00            178   $ 24,557,453.49           6.19   $  137,963.22      7.368      78.57                   668
150,000.01 - 175,000.00            148   $ 23,985,913.38           6.05   $  162,066.98      7.201      79.15                   678
175,000.01 - 200,000.00            139   $ 26,047,203.50           6.57   $  187,389.95      7.291      77.94                   658
200,000.01 - 225,000.00             98   $ 20,931,109.91           5.28   $  213,582.75      7.329      77.75                   668
225,000.01 - 250,000.00            115   $ 27,344,220.95           6.90   $  237,775.83      7.329      78.51                   665
250,000.01 - 275,000.00             83   $ 21,901,600.68           5.52   $  263,874.71      7.242      79.95                   679
275,000.01 - 300,000.00             82   $ 23,683,445.93           5.97   $  288,822.51      7.027      76.60                   681
300,000.01 - 333,700.00             73   $ 23,154,993.05           5.84   $  317,191.69      7.075      77.63                   677
333,700.01 - 350,000.00             48   $ 16,487,186.87           4.16   $  343,483.06      7.209      76.10                   671
350,000.01 - 600,000.00            232   $101,670,473.69          25.64   $  438,234.80      6.953      78.36                   675
600,000.01 -1,000,000.00            34   $ 25,045,049.61           6.32   $  736,619.11      6.704      70.04                   689
                                     1   $  1,300,000.00           0.33   $1,300,000.00      6.500      65.00                   698
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
MORTGAGE RATES (%)            LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
4.999 AND LESS                       1   $    500,000.00           0.13   $  500,000.00      4.625      66.67                   739
5.000 - 5.499                        5   $  1,399,649.37           0.35   $  279,929.87      5.328      74.77                   681
5.500 - 5.999                       52   $ 15,422,355.79           3.89   $  296,583.77      5.825      74.73                   676
6.000 - 6.499                      258   $ 67,989,382.60          17.15   $  263,524.74      6.193      75.91                   684
6.500 - 6.999                      375   $ 90,641,164.78          22.86   $  241,709.77      6.691      76.28                   682
7.000 - 7.499                      355   $ 67,781,038.62          17.09   $  190,932.50      7.220      77.60                   666
7.500 - 7.999                      441   $ 77,575,449.70          19.56   $  175,908.05      7.681      79.03                   666
8.000 - 8.499                      279   $ 41,562,782.10          10.48   $  148,970.55      8.183      79.19                   655
8.500 - 8.999                      169   $ 22,634,785.39           5.71   $  133,933.64      8.661      79.67                   627
9.000 - 9.499                       62   $  7,154,639.71           1.80   $  115,397.41      9.092      80.00                   635
9.500 - 9.999                       25   $  2,207,796.22           0.56   $   88,311.85      9.605      76.22                   593
10.000 - 10.499                      6   $    767,858.54           0.19   $  127,976.42     10.253      69.80                   529
10.500 - 10.999                      6   $    501,728.86           0.13   $   83,621.48     10.744      74.40                   544
11.000 - 11.499                      6   $    323,205.27           0.08   $   53,867.55     11.241      61.69                   557
11.500 - 11.999                      1   $     61,600.00           0.02   $   61,600.00     11.650      70.00                   527
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
ORIGINAL TERM (MOS)           LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
000 - 180                          101   $  7,603,670.74           1.92   $   75,283.87      7.366      72.00                   612
181 - 240                           54   $  3,704,447.89           0.93   $   68,600.89      7.588      72.66                   592
241 - 360                        1,886   $385,215,318.32          97.15   $  204,249.90      7.186      77.59                   670
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
REMAINING TERM (MOS)          LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
1-60                                 1   $     11,668.89           0.00   $   11,668.89      7.600       7.74                   619
061 - 120                            5   $    138,647.80           0.03   $   27,729.56      8.692      60.79                   581
121 - 180                           95   $  7,453,354.05           1.88   $   78,456.36      7.341      72.31                   613
181 - 240                           54   $  3,704,447.89           0.93   $   68,600.89      7.588      72.66                   592
241-300                              1   $    190,738.36           0.05   $  190,738.36      7.850      80.00                   554
301 - 360                        1,885   $385,024,579.96          97.10   $  204,257.07      7.186      77.59                   670
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
MORTGAGE INSURANCE            LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
YES                                 68   $ 13,583,646.35            343%  $  199,759.51      7.041      78.55                   691
NO                               1,973   $382,939,790.60           9657%  $  194,090.11      7.199      77.40                   668
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
LIEN                          LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
1                                2,041   $396,523,436.95          10000%  $  194,279.00      7.194      77.44                   668
2
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
SEASONING(MOS)                LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
2                                  457   $ 99,204,422.00           2502%  $  217,077.51      7.230      77.93                   669
3                                  934   $214,190,539.48           5402%  $  229,326.06      7.147      77.85                   681
4                                  144   $ 27,829,245.53            702%  $  193,258.65      7.130      74.49                   667
5                                   92   $ 13,023,346.92            328%  $  141,558.12      7.221      76.38                   642
6                                   82   $  8,297,009.82            209%  $  101,183.05      7.509      76.09                   626
7                                   62   $  5,560,190.52            140%  $   89,680.49      7.515      78.61                   610
8                                   90   $  8,959,331.86            226%  $   99,548.13      7.237      76.34                   626
9                                   95   $ 10,337,303.70            261%  $  108,813.72      7.325      77.24                   597
10                                  82   $  8,923,256.78            225%  $  108,820.20      7.384      74.61                   601
11                                   3   $    198,790.34           0.05   $   66,263.45      7.069      82.43                   584
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
COMBINED LTVS                 LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
0.01 - 25.00                        11   $  1,109,636.65           0.28   $  100,876.06      7.721      19.96                   632
25.01 - 30.00                        2   $     93,805.43           0.02   $   46,902.72      7.175      26.87                   672
30.01 - 35.00                       10   $    590,026.73           0.15   $   59,002.67      7.298      32.62                   610
35.01 - 40.00                       12   $  1,526,346.25           0.38   $  127,195.52      7.677      37.62                   625
40.01 - 45.00                       15   $  2,164,447.27           0.55   $  144,296.48      6.685      42.35                   694
45.01 - 50.00                       23   $  3,998,579.83           1.01   $  173,851.30      6.949      48.47                   650
50.01 - 55.00                       19   $  2,771,480.11           0.70   $  145,867.37      7.068      53.28                   667
55.01 - 60.00                       41   $  8,507,976.02           2.15   $  207,511.61      7.089      57.98                   641
60.01 - 65.00                       62   $ 14,093,946.95           3.55   $  227,321.73      6.685      63.66                   655
65.01 - 70.00                      179   $ 33,946,498.94           8.56   $  189,645.25      6.960      69.21                   671
70.01 - 75.00                      129   $ 24,801,422.74           6.25   $  192,259.09      7.128      73.95                   658
75.01 - 80.00                    1,214   $252,035,498.81          63.56   $  207,607.49      7.200      79.80                   679
80.01 - 85.00                      144   $ 21,992,200.89           5.55   $  152,723.62      7.433      83.43                   624
85.01 - 90.00                      121   $ 18,496,370.09           4.66   $  152,862.56      7.515      89.62                   625
90.01 - 95.00                       45   $  8,161,876.54           2.06   $  181,375.03      7.731      94.35                   639
95.01 - 100.00                      14   $  2,233,323.70           0.56   $  159,523.12      7.811      99.50                   690
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

OWNER OCCUPANCY OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
OWNER OCCUPANCY               LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
OWNER                            1,377   $280,768,209.60          70.81   $  203,898.48      7.076      77.62                   656
INVESTMENT                         605   $101,698,598.24          25.65   $  168,096.86      7.561      77.29                   699
SECOND HOME                         59   $ 14,056,629.11           3.54   $  238,247.95      6.889      74.92                   694
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

PROPERTY TYPE OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
PROPERTY TYPES                LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
SINGLE FAMILY RESIDENCE          1,482   $268,382,948.65          67.68   $  181,095.11      7.147      77.28                   663
2-4 FAMILY                         252   $ 72,280,120.40          18.23   $  286,825.87      7.443      77.64                   684
PUD                                148   $ 29,455,259.36           7.43   $  199,022.02      7.016      76.92                   665
CONDO - LOW RISE <5 FLOORS         105   $ 17,798,372.11           4.49   $  169,508.31      7.283      79.94                   681
CONDO - HIGH RISE >8 FLOORS         18   $  4,005,186.00           1.01   $  222,510.33      7.009      75.65                   681
TOWNHOUSE                           22   $  3,711,567.00           0.94   $  168,707.59      6.835      79.62                   701
MANUFACTURED HOUSING                12   $    657,903.26           0.17   $   54,825.27      7.822      76.74                   642
CO-OP                                2   $    232,080.17           0.06   $  116,040.09      6.524      67.85                   681
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

LOAN PURPOSE OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
LOAN PURPOSE                  LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
CASH OUT                           801   $139,978,841.08          35.30   $  174,755.11      7.196      75.67                   638
PURCHASE                         1,113   $232,322,702.55          58.59   $  208,735.58      7.216      78.80                   688
RATE/TERM REFI                     127   $ 24,221,893.32           6.11   $  190,723.57      6.966      74.60                   660
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

DOCUMENT TYPE OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
DOCUMENT TYPE                 LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
FULL DOCUMENTATION                 843   $124,675,809.90          31.44   $  147,895.39      7.057      78.42                   651
REDUCED DOCUMENTATION              535   $118,566,503.71          29.90   $  221,619.63      7.140      77.19                   670
STATED DOCUMENTATION               281   $ 62,436,381.36          15.75   $  222,193.53      7.515      76.73                   664
NO RATIO                           187   $ 52,156,787.55          13.15   $  278,913.30      7.161      77.92                   685
NO INCOME/NO ASSET                 195   $ 38,687,954.43           9.76   $  198,399.77      7.325      75.53                   703
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

PRODUCT TYPE OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
PRODUCT TYPE                  LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
30 YEAR FIXED RATE                 812   $125,093,600.06          31.55   $  154,056.16      7.398      77.37                   662
30 YEAR FIXED RATE
 10 YEAR IO                        281   $ 66,715,821.00          16.83   $  237,422.85      7.276      77.07                   691
2/28 ARM                           262   $ 50,300,280.64          12.69   $  191,985.80      7.501      77.80                   626
5/25 ARM 10 YEAR IO                144   $ 31,934,933.00           8.05   $  221,770.37      6.578      78.22                   690
2/28 ARM 5 YEAR IO                  80   $ 24,658,276.00           6.22   $  308,228.45      7.238      79.07                   679
2/28 ARM 10 YEAR IO                 87   $ 23,587,071.00           5.95   $  271,115.76      7.005      77.50                   690
3/27 ARM 10 YEAR IO                 64   $ 21,215,420.00           5.35   $  331,490.94      6.624      76.86                   696
2/28 ARM 2 YEAR IO                  33   $  9,410,930.00           2.37   $  285,179.70      6.759      80.83                   658
5/25 ARM 5 YEAR IO                  32   $  9,167,096.00           2.31   $  286,471.75      6.682      75.99                   715
3/27 ARM                            39   $  8,101,992.55           2.04   $  207,743.40      7.408      77.64                   632
15 YEAR FIXED RATE                  95   $  7,453,354.05           1.88   $   78,456.36      7.341      72.31                   613
5/25 ARM                            25   $  6,412,867.29           1.62   $  256,514.69      6.475      74.32                   684
20 YEAR FIXED RATE                  54   $  3,704,447.89           0.93   $   68,600.89      7.588      72.66                   592
3/27 ARM 3 YEAR IO                   8   $  3,096,766.88           0.78   $  387,095.86      6.712      83.60                   684
3/27 ARM 5 YEAR IO                  11   $  2,921,180.00           0.74   $  265,561.82      7.636      81.74                   630
6 MONTH ARM 10 YEAR IO               3   $  1,135,910.00           0.29   $  378,636.67      6.350      72.06                   635
6 MONTH ARM                          2   $    616,435.54           0.16   $  308,217.77      6.439      75.94                   725
7/23 ARM 10 YEAR IO                  1   $    500,000.00           0.13   $  500,000.00      4.625      66.67                   739
25 YEAR FIXED RATE                   1   $    190,738.36           0.05   $  190,738.36      7.850      80.00                   554
30 YEAR FIXED RATE
 5 YEAR IO                           1   $    156,000.00           0.04   $  156,000.00      8.375      80.00                   623
10 YEAR FIXED RATE                   5   $    138,647.80           0.03   $   27,729.56      8.692      60.79                   581
5 YEAR FIXED RATE                    1   $     11,668.89           0.00   $   11,668.89      7.600       7.74                   619
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE

** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMORTIZATION TERM AND FIXED RATE TERM
   (2YR, 3YR, 5YR, 10YR)

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
STATE                         LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
CALIFORNIA                         200   $ 70,387,288.47          17.75   $  351,936.44      6.750      75.17                   679
NEW YORK                           153   $ 53,365,081.88          13.46   $  348,791.38      7.248      78.15                   662
NEW JERSEY                         126   $ 32,585,462.16           8.22   $  258,614.78      7.379      77.22                   668
OTHER                            1,562   $240,185,604.44          60.57   $  153,767.99      7.286      77.98                   667
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

PREPAY PENALTY FOR MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
PREPAY PENALTY                LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
HAS PREPAY PENALTY               1,034   $190,899,456.30          48.14   $  184,622.30      7.069      78.22                   673
NONE                             1,007   $205,623,980.65          51.86   $  204,194.62      7.310      76.72                   664
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668

PREPAY TERM FOR MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
PREPAY TERM                   LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
6                                    9   $  1,268,330.00           0.32   $  140,925.56      7.247      75.42                   722
12                                  69   $ 20,031,472.33           5.05   $  290,311.19      7.163      77.14                   684
24                                 396   $ 73,799,063.28          18.62   $  186,361.27      7.165      78.91                   669
30                                   3   $    530,070.18           0.13   $  176,690.06      7.326      83.26                   620
36                                 527   $ 90,861,622.82          22.92   $  172,412.95      6.972      77.83                   673
60                                  28   $  4,285,569.91           1.08   $  153,056.07      6.922      79.90                   693
NO PREPAY PENALTY                1,007   $205,623,980.65          51.87   $  204,194.62      7.310      76.72                   664
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,039   $396,400,109.17         100.00   $  194,409.08      7.193      77.44                   668

FICO SCORES OF MORTGAGE LOANS

                                            AGGREGATE     % OF AGGREGATE
                                            PRINCIPAL        PRINCIPAL
                            NUMBER OF      BALANCE AS     BALANCE AS OF    AVG CURRENT    WA GROSS     WA                     WA
FICO SCORES                   LOANS      OF CUT-OFF DATE   CUT-OFF DATE      BALANCE         CPN     COMBLTV      GWAC       FICO
-----------------------     ----------   ---------------  --------------  -------------   --------   --------   --------   --------
500 TO 519                          15   $  2,770,853.87           0.70   $  184,723.59      8.967      75.57                   510
520 TO 539                          35   $  5,407,474.70           1.36   $  154,499.28      8.466      74.13                   531
540 TO 559                         108   $ 10,670,046.09           2.69   $   98,796.72      8.290      74.96                   551
560 TO 579                         133   $ 13,353,691.26           3.37   $  100,403.69      7.745      77.15                   571
580 TO 599                         167   $ 20,372,285.16           5.14   $  121,989.73      7.362      78.30                   588
600 TO 619                         224   $ 27,747,433.16           7.00   $  123,872.47      7.292      78.57                   611
620 TO 639                         175   $ 43,820,922.12          11.05   $  250,405.27      7.022      77.03                   627
640 TO 659                         156   $ 36,296,384.93           9.15   $  232,669.13      7.347      78.11                   649
660 TO 679                         208   $ 48,720,810.69          12.29   $  234,234.67      7.119      78.98                   668
680 TO 699                         268   $ 67,554,839.67          17.04   $  252,070.30      7.038      77.00                   687
700 TO 719                         144   $ 30,680,016.11           7.74   $  213,055.67      7.206      74.46                   709
720 TO 739                         192   $ 41,437,602.24          10.45   $  215,820.85      7.002      78.77                   725
740 TO 759                          88   $ 18,312,121.86           4.62   $  208,092.29      7.040      77.79                   750
760 TO 779                          70   $ 15,962,334.12           4.03   $  228,033.34      6.801      77.44                   769
780 TO 799                          46   $ 10,028,526.63           2.53   $  218,011.45      6.800      77.04                   788
800 TO 819                           9   $  2,852,432.54           0.72   $  316,936.95      7.037      71.98                   806
NOT AVAILABLE                        3   $    535,661.80           0.14   $  178,553.93      7.223      79.85                     0
                            ----------   ---------------   ------------   -------------   --------   --------              --------
TOTAL:                           2,041   $396,523,436.95         100.00   $  194,279.00      7.194      77.44                   668